Exhibit 99.2

SERITAGE
GROWTH PROPERTIES

Third Quarter 2023
Supplemental Information

Forward-Looking Statements

Certain statements contained herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are not guarantees of future performance. They represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “projects,” “would,” “may” or other similar expressions in the Company’s Annual Report on Form 10-K. Many of the factors that will determine the outcome of these and our other forward-looking statements are beyond our ability to control or predict. For further discussion of factors that could materially affect the outcome of our forward-looking statements, see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2022 and in any of our subsequent Form 10-Qs. For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances occurring after the date hereof. The following discussion should be read in conjunction with the condensed consolidated financial statements and notes thereto included in Part 1 of the Quarterly Report.

Financial Information

Summary Information

September 30, 2023

(in thousands, except per share and PSF amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Financial Results	2023	2022	2022	2021
Net loss attributable to Seritage common shareholders	$(2,127)	$(4,664)	$(162,270)	$(170,074)
Total NOI	$1,119	$12,150	$7,218	$33,245
Net loss per share attributable to Seritage common shareholders	$(0.04)	$(0.08)	$(2.89)	$(3.57)
Wtd. avg. shares - EPS	56,183	55,361	56,139	47,600
Stock trading price range	$7.19 to $9.69	$5.40 to $14.06	$7.19 to $12.70	$5.21 to $14.45

Consolidated Balance Sheets (unaudited)

September 30, 2023

(in thousands, except share and per share amounts)

	September 30, 2023	December 31, 2022
ASSETS
Investment in real estate
Land	$108,366	$172,813
Buildings and improvements	324,781	463,616
Accumulated depreciation	(35,119)	(57,330)
	398,028	579,099
Construction in progress	131,015	185,324
Net investment in real estate	529,043	764,423
Real estate held for sale	110,616	455,617
Investment in unconsolidated entities	208,672	382,597
Cash and cash equivalents	98,886	133,480
Restricted cash	15,962	11,459
Tenant and other receivables, net	20,638	41,495
Lease intangible assets, net	930	1,791
Prepaid expenses, deferred expenses and other assets, net	31,543	50,859
Total assets (1)	$1,016,290	$1,841,721

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Term loan facility, net	$400,000	$1,029,754
Accounts payable, accrued expenses and other liabilities	56,028	89,368
Total liabilities (1)	456,028	1,119,122

Commitments and contingencies (Note 9)

Shareholders' Equity
Class A common shares $0.01 par value; 100,000,000 shares authorized; 56,182,522 and 56,052,546 shares issued and outstanding as of September 30, 2023 and December 31, 2022, respectively	562	561
Series A preferred shares $0.01 par value; 10,000,000 shares authorized; 2,800,000 shares issued and outstanding as of September 30, 2023 and December 31, 2022; liquidation preference of $70,000	28	28
Additional paid-in capital	1,361,384	1,360,411
Accumulated deficit	(802,801)	(640,531)
Total shareholders' equity	559,173	720,469
Non-controlling interests	1,089	2,130
Total equity	560,262	722,599
Total liabilities and equity	$1,016,290	$1,841,721

(1) The Company's consolidated balance sheets include assets and liabilities of consolidated variable interest entities ("VIEs"). See Note 2. The consolidated balance sheets, as of September 30, 2023, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $3.3 million of land, $2.8 million of building and improvements, $(0.8) million of accumulated depreciation and $2.0 million of other assets included in other line items. The Company's consolidated balance sheets as of December 31, 2022, include the following amounts related to our consolidated VIEs, excluding the Operating Partnership: $6.6 million of land, $3.9 million of building and improvements, $(1.0) million of accumulated depreciation and $4.0 million of other assets included in other line items.

Consolidated Statements of Operations (unaudited)

September 30, 2023

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
REVENUE
Rental income	$4,525	$23,253	$10,459	$81,755
Management and other fee income	523	248	1,152	2,355
Total revenue	5,048	23,501	11,611	84,110
EXPENSES
Property operating	4,564	9,700	17,945	31,535
Real estate taxes	1,204	6,483	4,910	21,056
Depreciation and amortization	2,913	9,169	11,628	31,772
General and administrative	8,030	10,811	30,349	30,996
Litigation settlement	—	533	—	35,533
Total expenses	16,711	36,696	64,832	150,892
Gain on sale of real estate, net	18,506	45,433	64,386	112,449
(Loss) gain on sale of interest in unconsolidated entities	(916)	(139)	6,407	(139)
Impairment of real estate assets	—	(10,275)	(107,043)	(120,609)
Equity in income (loss) of unconsolidated entities	993	(2,275)	(49,077)	(69,071)
Interest and other income	2,030	(1,047)	17,484	(937)
Interest expense	(9,763)	(21,916)	(37,493)	(67,167)
Loss before income taxes	(813)	(3,414)	(158,557)	(212,256)
Provision for income taxes	(89)	(67)	(38)	(295)
Net loss	(902)	(3,481)	(158,595)	(212,551)
Net loss attributable to non-controlling interests	—	42	—	46,152
Net loss attributable to Seritage	$(902)	$(3,439)	$(158,595)	$(166,399)
Preferred dividends	(1,225)	(1,225)	(3,675)	(3,675)
Net loss attributable to Seritage common shareholders	$(2,127)	$(4,664)	$(162,270)	$(170,074)

Net loss per share attributable to Seritage Class A common shareholders - Basic	$(0.04)	$(0.08)	$(2.89)	$(3.57)
Net loss per share attributable to Seritage Class A common shareholders - Diluted	$(0.04)	$(0.08)	$(2.89)	$(3.57)
Weighted average Class A common shares outstanding - Basic	56,183	55,361	56,139	47,600
Weighted average Class A common shares outstanding - Diluted	56,183	55,361	56,139	47,600

Total Net Operating Income

September 30, 2023

(in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
NOI and Total NOI	2023	2022	2023	2022
Net loss	$(902)	$(3,481)	$(158,595)	$(212,551)
Termination fee income	—	—	—	(369)
Management and other fee income	(523)	(248)	(1,152)	(2,355)
Depreciation and amortization	2,913	9,169	11,628	31,772
General and administrative expenses	8,030	10,811	30,349	30,996
Litigation settlement	—	533	—	35,533
Equity in loss of unconsolidated entities	(993)	2,275	49,077	69,071
Loss (gain) on sale of interest in unconsolidated entities	916	139	(6,407)	139
Gain on sale of real estate, net	(18,506)	(45,433)	(64,386)	(112,449)
Impairment of real estate assets	—	10,275	107,043	120,609
Interest and other income	(2,030)	1,047	(17,484)	937
Interest expense	9,763	21,916	37,493	67,167
(Benefit) provision for income taxes	89	67	38	295
Straight-line rent	1,504	2,873	16,142	(1,447)
Above/below market rental expense	45	54	138	175
NOI	$306	$9,997	$3,884	$27,523
Unconsolidated entities
Net operating income of unconsolidated entities	3,445	2,450	6,404	6,563
Straight-line rent	(2,629)	(305)	(3,069)	(860)
Above/below market rental expense	(3)	8	(1)	19
Total NOI	$1,119	$12,150	$7,218	$33,245

Additional Information

September 30, 2023

(in thousands)

	As of	As of
Debt Summary	September 30, 2023	December 31, 2022
Term Loan Facility (drawn / undrawn)	$400,000 / 400,000	$1,030,000 / 400,000
Interest rate / undrawn rate	7.00% / 1.00%	7.00% / 1.00%
Maturity	July 2025	July 2023

Prepaid Expenses, Deferred Expenses and Other Assets	September 30, 2023	December 31, 2022
Right of Use Asset	$14,653	$16,161
Prepaid insurance	6,109	5,492
Other prepaid expenses	4,207	4,133
Deferred expenses	3,834	17,367
Other assets	1,747	5,551
FF&E	751	1,129
Prepaid real estate taxes	242	1,026
Total prepaid expenses, deferred expenses and other assets	$31,543	$50,859

	September 30, 2023	December 31, 2022
Accrued development expenditures	$21,668	$37,983
Accounts payable and accrued expenses	18,837	25,454
Lease liability	5,397	5,916
Accrued real estate taxes	4,067	8,638
Prepaid rental income	2,241	4,977
Accrued interest	1,416	3,286
Below-market leases	1,340	1,560
Common and preferred dividends and OP Unit distributions payable	1,062	1,554
Total accounts payable, accrued expenses and other liabilities	$56,028	$89,368

Additional Information (cont’d)

September 30, 2023

(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
Rental Revenue Detail	2023	2022	2023	2022
Revenue
Rental income	$4,319	$19,004	9,048	66,998
Tenant reimbursements	206	4,249	1,411	14,387
Termination income	—	—	—	370
Total	$4,525	$23,253	$10,459	$81,755

	Three Months Ended September 30,		Nine Months Ended September 30,
	2023	2022	2023	2022
Select Non-Cash Items
Straight-line rental income
Wholly-owned	$(1,504)	$(2,873)	(16,142)	$1,447
Joint ventures	2,629	305	3,069	860
Total	$1,125	$(2,568)	$(13,073)	$2,307

Net amortization of above/below market rental income/expense
Wholly-owned	$(45)	$(54)	$(138)	$(175)
Joint ventures	3	(8)	1	(19)
Total	$(42)	$(62)	$(137)	$(194)

Amortization of deferred financing costs	$(35)	$(105)	$(246)	$(316)
Share-based compensation expense	(647)	(843)	(2,074)	(1,735)

SNO Lease Summary

Multi-Tenant Retail

The table below provides a summary of all Multi-Tenant Retail signed leases as of September 30, 2023:

(in thousands except number of leases and PSF data)
	Number of	Leased	% of Total	Gross Annual Base	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	29	649.4	57.2%	$15,648.0	83.7%	$24.10
SNO retail leases (1)(2)	7	143.3	12.6%	$3,054.8	16.3%	21.32
Tenants in lease negotiation	2	104.0	9.2%	$696.2	N/A	6.69
Total retail leases	38	896.7	79.0%	$19,399.0	100.0%	$21.63
(1) SNO = signed not yet opened leases.
(2) SNO GLA and rent include one tenant expansion signed in Q2 2023 not counted as a lease.

(in thousands except number of leases and PSF data)	Number of	Leased	Gross Annual Base	Gross Annual
	SNO Leases	GLA	Rent ("ABR")	Rent PSF ("ABR PSF")
As of June 30, 2023	8	164.4	3,146.5	$19.14
Opened	(1)	(1.2)	(52.3)	43.58
Sold / terminated	(1)	(28.0)	(413.0)	14.75
Signed	1	8.1	373.6	43.12
As of September 30, 2023	7	143.3	3,054.8	$21.32

Premier Mixed-Use

The table below provides a summary of all signed leases at Premier assets as of September 30, 2023, including unconsolidated entities at the Company’s proportional share:

	Number of	Leased	% of Total	Gross Annual	% of	Gross Annual
Tenant	Leases	GLA	Leasable GLA	Base Rent ("ABR")	Total ABR	Rent PSF ("ABR PSF")
In-place retail leases	27	63.9	16.6%	$4,481.6	26.8%	$70.13
In-place office leases	2	79.9	20.7%	$5,219.6	31.4%	65.33
SNO retail leases as of June 30, 2023(1)	18	107.1		$8,298.0		77.48
Opened	(3)	(17.0)		$(1,403.5)		82.56
Terminated	(1)	(22.0)		$(1,820.3)		82.74
Signed	2	4.1		$312.8		76.29
SNO retail leases as of September 30, 2023(1)	16	72.2	18.7%	$5,387.0	32.4%	74.61
SNO office leases as of June 30, 2023(1)	3	46.2		$2,108.5		45.64
Opened	(1)	(18.2)		$(999.8)		54.93
Lease amendment	—	—		$432.5		—
SNO retail leases as of September 30, 2023(1)	2	28.0	7.3%	$1,541.2	9.3%	55.04
Total diversified leases as of September 30, 2023	47	244.0	63.3%	$16,629.4	100.0%	$68.15
(1) SNO = Signed not yet opened leases
(2) In thousands except number of leases and PSF data

Top Tenants

September 30, 2023

(rent in thousands)

The following table lists the top tenants in the portfolio as of September 30, 2023, based on signed leases and including Unconsolidated Properties presented at the Company’s proportional share:

	Number of		Total	% of Total
Tenant	Leases	SF	Rent	Rent	Concepts / Brands
Amazon	2	99,193	5,435	14.2%
Dick's Sporting Goods	2	137,020	3,223	8.4%
Nordstrom Rack	3	116,868	2,578	6.7%
Round One Entertainment	2	96,922	2,205	5.8%
Primark	1	65,747	1,644	4.3%
Pinstripes	1	26,515	1,482	3.9%
Industrious	1	26,501	1,431	3.7%
Whole Foods	2	71,235	1,258	3.3%
TJX	3	61,026	1,125	2.9%	HomeGoods, Sierra Trading Post
CCRM	1	18,179	1,000	2.6%
GameTime	1	49,811	996	2.6%
Dave & Buster's	1	40,351	896	2.3%
Grupo Carolo	1	7,742	774	2.0%
Joey	1	8,150	734	1.9%
Ulta Salon	2	21,498	686	1.8%
Darden	3	23,386	675	1.8%	Longhorn Steakhouse, Yardhouse, Seasons 52
STK	1	7,651	570	1.5%
Jarana	1	5,115	537	1.4%
Floor & Décor	1	57,204	515	1.3%
Sweetgreen	2	4,169	445	1.2%
Total	32	944,283	28,209	73.6%

Multi-tenant Retail

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
40710 Winchester Road	Temecula	CA	126,500	112,800	13,800	100.0%	10	Round One Entertainment, Dick's Sporting Goods, Texas Roadhouse
145 West Hillcrest Drive	Thousand Oaks (3)	CA	172,000	102,600	-	59.7%	11	Dave & Busters, DSW, Nordstrom Rack
200 Grossman Drive	Braintree	MA	85,100	47,600	37,500	100.0%	34	Nordstrom Rack, Ulta Beauty
1640 Route 22	Watchung	NJ	87,300	85,000	2,400	100.0%	7	Cinemark, HomeGoods, Sierra Trading Post, Ulta Beauty, Chick-fil-A , City MD, Starbucks
160 North Gulph Road	King of Prussia (2)	PA	208,700	166,400	8,100	79.7%	14	Dick's Sporting Goods, Primark, Yardhouse
27001 U.S. 19 North	Clearwater	FL	212,900	75,500	-	35.5%	14	Whole Foods, Nordstrom Rack
1425 Central Avenue	Albany	NY	242,800	59,600	81,500	58.1%	21	Whole Foods, Ethan Allen, Sierra Trading Post
Total			1,135,300	649,500	143,300	69.8%	111

(1) Based on signed leases as of September 30, 2023; GLA presented at the Company’s proportional share

(2) Property is subject to a ground lease

(3) Indicates assets that have been sold subsequent to September 30, 2023

Residential

Consolidated Properties

			Land	% of Auxiliary	Auxiliary
Property Address	City	State	Acres	Leased SF (1)	Leased SF (1)	Significant Tenants (1)
5261 Arlington Avenue	Riverside - Resi	CA	14	0%	-	n/a
5261 Arlington Avenue	Riverside - Retail (2)	CA	5	100%	33,200	Bank of America, Aldi
Total			19	100%	33,200

(1) Based on signed leases as of September 30, 2023; GLA presented at the Company’s proportional share

(2) Riverside Retail doesn’t include residential but includes retail leasing that is 100% SRG owned and complementary to the Residential developments at the sites.

Premier Mixed-Use Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
19505 Biscayne Boulevard	Aventura	FL	216,100	30,400	95,600	58.3%	13	CCRM, Industrious, Pinstripes
5900 Glades Road	Boca Raton	FL	4,200	4,200	-	100.0%	19	n/a
13131 Preston Road	Dallas	TX	-	-	-	0.0%	23	n/a
2200 148th Avenue Northeast	Redmond	WA	7,500	7,500	-	100.0%	15	n/a
Total			227,800	42,100	95,600	60.4%	70

Joint Ventures

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
302 Colorado Ave	Santa Monica	CA	51,500	-	-	0.0%	3	n/a
4575 La Jolla Village Dr	San Diego	CA	106,200	101,600	4,700	100.0%	13	Amazon, Williams-Sonoma, Rejuvenation
5901 Duke St	Alexandria	VA	-	-	-	0.0%	41	n/a
Total			157,700	101,600	4,700	67.4%	57

(1) Based on signed leases as of September 30, 2023; GLA presented at the Company’s proportional share

Other Unconsolidated Entities

Other Joint Ventures

Brookfield Retail Partners (formerly GGP, Inc.) Joint Venture Properties
				Total	In-Place	SNO		Land
Mall Name	City	State	Joint Venture	SF (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Altamonte Mall	Altamonte Springs	FL	GGP II JV	93,500	4,700	-	5.0%	17	n/a
Stonebriar Centre	Frisco	TX	GCP I JV	87,500	6,000	-	6.9%	11	n/a
Total				181,000	10,700	-	43.5%	28
Simon Joint Venture Properties
				Total	Leased	SNO		Land
Mall Name	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
Santa Rosa Plaza	Santa Rosa	CA	Simon JV	82,700	-	-	0.0%	7	n/a
The Shops at Nanuet	Nanuet	NY	Simon JV	110,700	-	-	0.0%	14	n/a
Barton Creek Square	Austin	TX	Simon JV	82,300	-	-	0.0%	16	n/a
Total				275,700	-	-	0.0%	37

Other
				Total	Leased	SNO		Land
Property Address	City	State	Joint Venture	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
12625 North Interstate Highway 35	Austin	TX	RD Development JV	-	-	-	0.0%	11	n/a

(1) Based on signed leases as of September 30, 2023; GLA presented at the Company’s proportional share

Non-core Properties

Consolidated Properties

			Total	Leased	SNO		Land
Property Address	City	State	GLA (1)	SF (1)	SF (1)	Leased (1)	Acres	Significant Tenants (1)
3930 McCain Boulevard	North Little Rock	AR	177,300	13,000	-	7.3%	15	Aspen Dental, Longhorn Steakhouse
3150 South 4th Avenue	Yuma	AZ	90,100	-	-	0.0%	15	n/a
1011 West Olive Avenue	Merced	CA	5,300	5,300	-	100.0%	9	Chilis
1625 Northwest 107th Avenue	Doral	FL	195,600	-	-	0.0%	13	n/a
733 North Highway 231	Panama City	FL	134,300	-	-	0.0%	15	n/a
7171 North Davis Highway	Pensacola	FL	7,900	7,900	-	100.0%	14	Bubba's 33
4600 1st Avenue Northeast	Cedar Rapids	IA	146,300	-	-	0.0%	12	n/a
4000 Meadows Lane	Las Vegas	NV	132,600	42,500	-	32.1%	11	Round One Entertainment
4000 North Shepherd	Houston (2)	TX	201,600	-	-	0.0%	12	n/a
8000 West Broward Boulevard	Plantation	FL	204,100	-	49,800	24.4%	18	GameTime
6515 East Southern Avenue	Mesa	AZ	136,000	-	-	0.0%	5	n/a
7611 West Thomas Road	Phoenix (2)	AZ	144,500	-	-	0.0%	5	n/a
7875 Johnnycake Ridge Road	Mentor	OH	215,300	-	-	0.0%	20	n/a
100 Inland Center	San Bernardino	CA	264,700	-	-	0.0%	20	n/a
850 Hartford Turnpike	Waterford (2)	CT	149,200	-	-	0.0%	11	n/a
4125 Cleveland Avenue	Ft. Myers	FL	146,800	-	-	0.0%	12	n/a
14250 Buck Hill Road	Burnsville	MN	167,300	-	-	0.0%	15	n/a
3001 White Bear Avenue North	Maplewood (2)	MN	175,000	-	-	0.0%	14	n/a
7780 W Arrowhead Towne Center	Glendale (2)	AZ	125,000	-	-	0.0%	9	n/a
3207 Solomons Island Road	Edgewater	MD	122,000	-	-	0.0%	14	n/a
Total			2,940,900	68,700	49,800	4.0%	259

(1) Based on signed leases as of September 30, 2023; GLA presented at the Company’s proportional share

(2) Indicates assets that have been sold subsequent to September 30, 2023

Remaining Asset Demographics

Remaining Asset Breakout as of 11/6/2023				Within 5 Miles of Site		Within 10 Miles of Site
Asset	State	Planned Usage	Acreage	Avg. Population	Avg. Income	Avg. Population	Avg. Income
Mesa	AZ	Non-Core Properties	5	291,338	$87,909	877,127	$94,748
Yuma	AZ	Non-Core Properties	15	90,876	$60,239	135,394	$60,806
Riverside (Arlington) (2)	CA	Residential	19	298,742	$95,082	855,387	$98,676
Santa Rosa	CA	Other Joint Ventures	7	201,617	$108,715	325,340	$112,893
Temecula	CA	Multi-Tenant Retail	10	164,067	$120,580	296,304	$127,223
San Bernardino	CA	Non-Core Properties	20	345,038	$67,925	946,839	$83,345
Santa Monica	CA	Premier	3	403,540	$137,448	1,122,410	$127,772
San Diego (UTC)	CA	Premier	13	212,993	$135,329	780,708	$129,167
Merced	CA	Non-Core Properties	9	112,118	$79,851	170,996	$81,375
Altamonte Springs	FL	Other Joint Ventures	17	240,486	$87,726	790,369	$89,619
Ft. Myers	FL	Non-Core Properties	12	158,409	$81,570	502,280	$83,012
Plantation	FL	Non-Core Properties	17	398,091	$80,794	1,319,503	$85,754
Aventura	FL	Premier	13	403,261	$77,327	1,058,115	$76,173
Boca Raton	FL	Premier	18	272,009	$105,533	758,356	$100,271
Panama City	FL	Non-Core Properties	15	81,407	$72,910	137,915	$78,191
Braintree	MA	Multi-Tenant Retail	34	247,793	$111,753	961,297	$116,371
Watchung	NJ	Multi-Tenant Retail	7	264,946	$147,445	1,033,302	$136,088
Nanuet	NY	Other Joint Ventures	14	250,123	$134,972	637,348	$150,125
Albany	NY	Multi-Tenant Retail	21	174,078	$91,222	521,169	$91,315
Las Vegas	NV	Non-Core Properties	11	531,172	$47,544	1,645,636	$79,865
Mentor	OH	Non-Core Properties	20	105,425	$85,501	276,509	$80,200
King of Prussia	PA	Multi-Tenant Retail	14	198,904	$122,428	630,317	$138,025
Austin (Tech Ridge)	TX	Other Joint Ventures	11	278,440	$89,564	858,035	$106,249
Austin (Barton Creek)	TX	Other Joint Ventures	16	287,514	$117,631	814,764	$112,342
Frisco	TX	Other Joint Ventures	11	325,953	$144,362	1,228,010	$126,024
Dallas (Park Heritage)	TX	Premier	23	356,290	$107,560	1,418,534	$107,880
Alexandria	VA	Premier	41	548,580	$138,078	1,682,077	$144,775
Redmond	WA	Premier	15	290,978	$174,386	1,086,635	$154,190
Total	28		431

(1) Excludes assets that are under contract (8).

(2) Riverside Arlington includes both wholly owned & joint venture components.

(3) Asset demographic statistics are based on CoStar data as of November 6, 2023.

Sold Properties through November 3, 2023

				Total	In-Place	SNO		2023 Qtr
Property Address	City	State	Full / Partial Sale	SF (1)	SF (1)	SF (1)	Leased (1)	Sold
2 Orland Square Drive	Orland Park	IL	Full Site	202,800	-	-	0.0%	Q1
4000 Jericho Turnpike	East Northport	NY	Full Site	179,800	167,600	-	93.2%	Q1
12025 North 32nd Street	Phoenix	AZ	Full Site	151,200	151,200	-	100.0%	Q1
2860 South Highland Avenue	Lombard	IL	Full Site	139,300	139,300	-	100.0%	Q1
7503 West Cermak Road	North Riverside	IL	Full Site	214,700	163,900	19,700	85.5%	Q1
2500 Wabash Avenue	Springfield	IL	Full Site	119,400	108,000	11,400	100.0%	Q1
4201 Coldwater Road	Ft. Wayne	IN	Full Site	84,100	76,700	6,200	98.6%	Q1
101 West Lincoln Highway	Merrillville	IN	Full Site	171,300	163,000	1,600	96.1%	Q1
4700 2nd Avenue	Kearney	NE	Full Site	64,900	64,900	-	100.0%	Q1
4100 Belden Village Avenue Northwest	Canton	OH	Full Site	192,300	128,300	10,000	71.9%	Q1
4570 Poplar Avenue	Memphis	TN	Full Site	116,000	101,200	8,800	94.8%	Q1
12625 North Interstate Highway 35	Austin	TX	Full Site	52,700	45,000	-	85.4%	Q1
9484 Dyer Street	El Paso	TX	Full Site	107,800	99,100	-	91.9%	Q1
12605 North Gessner Road	Houston	TX	Full Site	134,000	134,000	-	100.0%	Q1
201 Central Park Mall	San Antonio	TX	Full Site	164,600	158,200	-	96.1%	Q1
5200 South 76th Street	Greendale	WI	Full Site	217,600	133,700	-	61.4%	Q1
53 West Towne Mall	Madison	WI	Full Site	110,600	110,600	-	100.0%	Q1
2501 Irving Mall	Irving	TX	Partial Site	94,865	-	-	0.0%	Q1
2010 North Main Street	Layton	UT	Full Site	82,700	67,500	-	81.6%	Q1
7801 Rivers Avenue	Charleston	SC	Full Site	106,200	52,900	-	49.8%	Q1
1209 Plaza Drive	West Covina - Retail	CA	Full Site	11,000	11,000	-	100.0%	Q1
1209 Plaza Drive	West Covina - Resi	CA	Full Site	11,000	11,000	-	100.0%	Q1
2501 Irving Mall	Irving	TX	Partial Site	4,992	4,992	-	100.0%	Q1
2501 Irving Mall	Irving	TX	Partial Site	7,500	7,500	-	100.0%	Q1
3636 North Blackstone Avenue	Fresno	CA	Full Site	201,800	43,400	-	21.5%	Q1
6301 Northwest Loop 410	Ingram	TX	Full Site	169,900	-	-	0.0%	Q1
600 Lee Boulevard	Yorktown Heights	NY	Full Site	153,200	38,500	-	25.1%	Q1
575 Fletcher Parkway	El Cajon	CA	Full Site	227,300	184,400	-	81.1%	Q2
3111 East Colonial Drive	Orlando	FL	Full Site	107,600	94,300	2,300	89.8%	Q2
1500 South Willow Street	Manchester	NH	Full Site	105,700	80,400	-	76.1%	Q2
12000 Fair Oaks Mall	Fairfax	VA	Full Site	212,700	154,400	-	72.6%	Q2
141 West Lee Highway	Warrenton	VA	Full Site	71,500	62,400	-	87.3%	Q2
195 North Broadway	Hicksville	NY	Full Site	7,600	7,600	-	100.0%	Q2
3751 South Dogwood Road	El Centro	CA	Full Site	9,700	9,700	-	100.0%	Q2
1400 East 104th Avenue	Thornton	CO	Full Site	193,700	61,700	-	31.9%	Q2
5050 South Kedzie Avenue	Chicago	IL	Full Site	175,900	17,200	-	9.8%	Q2
3231 Chicago Road	Steger	IL	Full Site	101,700	-	-	0.0%	Q2
317 Greece Ridge Center Drive	Rochester	NY	Full Site	139,600	-	-	0.0%	Q2
2700 Miamisburg Centerville Road	Dayton	OH	Full Site	13,400	13,400	-	100.0%	Q2
4400 South Western Avenue	Oklahoma City	OK	Full Site	147,500	-	-	0.0%	Q2
1675 West 49th Street	Hialeah	FL	Full Site	153,200	-	-	0.0%	Q2
15700 Emerald Way	Bowie	MD	Full Site	126,400	-	-	0.0%	Q2
425 Rice Street	St. Paul	MN	Full Site	201,900	100	-	0.0%	Q2
2800 North Germantown Parkway	Cordova	TN	Full Site	160,600	-	-	0.0%	Q2
3177 Chandler Village Dr	Chandler	AZ	Full Site	70,300	5,000	-	7.1%	Q2
100 Los Cerritos Mall	Cerritos	CA	Full Site	138,800	-	-	0.0%	Q2
7 Backus Ave (Ex 3 Rt 84)	Danbury	CT	Full Site	88,000	24,700	63,300	100.0%	Q2
3710 US Hwy 9 site 1100	Freehold	NJ	Full Site	68,800	32,700	-	47.5%	Q2
9800 SW Washington Square Rd	Portland	OR	Full Site	114,300	-	-	0.0%	Q2
1011 West Olive Avenue	Merced	CA	Partial Site	87,400	-	-	0.0%	Q2

(1) Based on signed leases as of September 30, 2023; GLA presented at the Company’s proportional share

Sold Properties through September 30, 2023 continued

				Total	In-Place	SNO		2023 Qtr
Property Address	City	State	Full / Partial Sale	SF (1)	SF (1)	SF (1)	Leased (1)	Sold
18600 Alderwood Mall Pkwy	Lynnwood	WA	Full Site	48,584	28,778	3,044	65.5%	Q3
2000 9th St N	Naples	FL	Full Site	36,300	28,300	8,000	100.0%	Q3
1180 Southeast 82nd Avenue	Happy Valley	OR	Full Site	139,800	45,000	-	32.2%	Q3
5400 Meadowood Mall Circle	Reno	NV	Full Site	18,000	18,000	-	100.0%	Q3
1640 Route 22	Watchung	NJ	Partial Site	37,600	37,600	-	100.0%	Q3
6950 West 130th Street	Middleburg Heights	OH	Full Site	369,500	-	-	0.0%	Q3
3800 US Highway 98 North	Lakeland	FL	Full Site	156,200	-	-	0.0%	Q3
50 Route 46	Wayne	NJ	Full Site	132,700	105,200	-	79.3%	Q3
2300 Tyrone Boulevard North	St. Petersburg	FL	Full Site	125,700	97,700	28,000	100.0%	Q3
145 West Hillcrest Drive	Thousand Oaks	CA	Full Site	172,008	102,551	-	59.6%	Q4
850 Hartford Turnpike	Waterford - Auction	CT	Full Site	149,240	-	-	0.0%	Q4
7611 West Thomas Road	Phoenix (Desert Sky)	AZ	Full Site	144,542	-	-	0.0%	Q4
7780 W Arrowhead Towne Center	Glendale	AZ	Full Site	124,991	-	-	0.0%	Q4
4000 North Shepherd	Houston (N Shepherd)	TX	Full Site	201,583	-	-	0.0%	Q4
3001 White Bear Avenue North	Maplewood	MN	Full Site	174,970	-	-	0.0%	Q4
Total				8,021,575	3,392,621	162,344	44.3%

(1) Based on signed leases as of September 30, 2023; GLA presented at the Company’s proportional share

REA Status by Sites and Category

	No / Expired REA	Expires in <5 years	Expires in >5 and <10 years	Expires in >10 years
Multi-Tenant Retail	1	-	2	4
Premier Mixed-use	5	1	-	1
Residential	2	-	-	-
Other Joint Ventures	-	-	2	4
Non-Core Properties	6	1	2	11
Total	14	2	6	20
% of Total	33%	5%	14%	48%

Non-GAAP Financial Measures

The Company makes reference to NOI and Total NOI which are financial measures that include adjustments to accounting principles generally accepted in the United States (“GAAP”).

Neither of NOI or Total NOI are measures that (i) represent cash flow from operations as defined by GAAP; (ii) are indicative of cash available to fund all cash flow needs, including the ability to make distributions; (iii) are alternatives to cash flow as a measure of liquidity; or (iv) should be considered alternatives to net income (which is determined in accordance with GAAP) for purposes of evaluating the Company’s operating performance. Reconciliations of these measures to the respective GAAP measures the Company deems most comparable have been provided in the tables accompanying this press release.

Net Operating Income (“NOI”) and Total NOI

NOI is defined as income from property operations less property operating expenses. Other real estate companies may use different methodologies for calculating NOI, and accordingly the Company’s depiction of NOI may not be comparable to other real estate companies. The Company believes NOI provides useful information regarding Seritage, its financial condition, and results of operations because it reflects only those income and expense items that are incurred at the property level.

The Company also uses Total NOI, which includes its proportional share of unconsolidated properties. This form of presentation offers insights into the financial performance and condition of the Company as a whole given the Company’s ownership of unconsolidated properties that are accounted for under GAAP using the equity method.

The Company also considers NOI and Total NOI to be a helpful supplemental measure of its operating performance because it excludes from NOI variable items such as termination fee income, as well as non-cash items such as straight-line rent and amortization of lease intangibles.